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


Household Consumer Loan Trust, Series 1997-2
Deposit Trust Calculations
Previous Due Period Ending                          Oct 31, 1999
Current Due Period Ending                           Nov 30, 1999
Prior Distribution Date                             Nov 12, 1999
Distribution Date                                   Dec 14, 1999
Beginning Trust Principal Receivables           3,893,403,112.36
Average Principal Receivables                   4,177,090,757.73
FC&A Collections (Includes Recoveries)             68,281,240.98
Principal Collections                             135,825,612.99
Additional Balances                                56,164,070.48
Net Principal Collections                          79,661,542.51
Defaulted Amount                                   32,644,632.55
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,724,994.00

Beginning Participation Invested Amount           642,987,001.47
Beginning Participation Unpaid Principal          642,987,001.46
Balance
Ending Participation Invested Amount              625,699,512.41
Ending Participation Unpaid Principal Balance     625,699,512.40

Accelerated Amortization Date                       Oct 31, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                  10.371%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=NO, 1=YES

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 642,987,001.47
Numerator for Fixed Allocation                    659,876,210.01
Denominator - Max(Sum of Numerators, Principal  4,177,090,757.73
Receivables)
Applicable Allocation Percentage                        15.3932%
Investor FC&A Collections                          10,510,652.73

Series Participation Interest Default Amount
Numerator for Floating Allocation                 642,987,001.47
Denominator - Max(Sum of Numerators, Principal  4,177,090,757.73
Receivables)
Floating Allocation Percentage                          15.3932%
Series Participation Interest Default Amount        5,025,046.29


Principal Allocation Components
Numerator for Floating Allocation                 642,987,001.47
Numerator for Fixed Allocation                    659,876,210.01
Denominator - Max(Sum of Numerators, Principal  4,177,090,757.73
Receivables)


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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.7500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.7500%
(c) Rate Sufficient to Cover Interest, Yield             5.0335%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          642,987,001.46
Principal Balance
(e) Actual days in the Interest Period                        32
Series Participation Monthly Interest, [a*d*e]      3,857,922.01

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          17,287,489.06
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)      12,262,442.77
or e]
(b) prior to Accelerated Amort. Date or not        12,262,442.77
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      15.3932%
(d) Net Principal Collections                      79,661,542.51
(e) after Accelerated Amort Date or Early Amort    21,457,060.89
Period, [f*g]
(f) Fixed Allocation Percentage                         15.7975%
(g) Collections of Principal
                                                  135,825,612.99

(h) Minimum Principal Amount, [Min(i,l)]            9,120,667.74
(i)  Floating Allocation Percentage of             20,907,877.92
Principal Collections
(j) 2.5% or 2.2% of the Series Participation 14,145,714.03 Interest Invested Amount
(k) Series Participation Interest Net Default       5,025,046.29
Payment Amount
(l)  the excess of (j) over (k)                     9,120,667.74

(m) Series Participation Interest Net Default       5,025,046.29
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections    10,510,652.73
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      3,857,922.01
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        5,025,046.29
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                1,071,645.00
Excess [Sec. 4.11(a)(vi)]                             556,039.43

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  935,731,458.81

Seller's Interest Percentage                              23.02%

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

Series 1997-2
Owner Trust
Calculations
Due Period Ending      Nov 30, 1999
Payment Date           Dec 15, 1999

Calculation of
Interest
Expense

Index (LIBOR)    5.400000%
Accrual end date             Dec 15, 1999
accrual beginning date       Nov 15, 1999
and days in Interest Period            30

                 Class A-1   Class A-2   Class A-3    Class B  Certificates    Overcoll
                                                                                Amount
Beginning      337,405,792  48,000,000  90,000,000  57,000,000   42,000,000   68,581,210
Unpaid
Principal
Balance

Previously            0.00        0.00        0.00        0.00         0.00
unpaid
interest/yield

Spread to            0.18%       0.29%       0.40%       0.65%        1.00%
index

Rate (capped     5.580000%   5.690000%   5.800000%   6.050000%    6.400000%
at 12.5%, 14%,
14%, 14%, 15%)

Interest/Yield   1,568,937     227,600     435,000     287,375      224,000
Payable on the
Principal
Balance

Interest on           0.00        0.00        0.00        0.00         0.00
previously
unpaid
interest/yield

Interest/Yield   1,568,937     227,600     435,000     287,375      224,000
Due

Interest/Yield   1,568,937     227,600     435,000     287,375      224,000
Paid

Summary

Beginning
Security       337,405,792  48,000,000  90,000,000  57,000,000   42,000,000   68,581,210
Balance

Beginning
Adjusted       337,405,792  48,000,000  90,000,000  57,000,000   42,000,000
Balance

Principal Paid  12,176,001        0.00        0.00        0.00         0.00    5,245,444

Ending
Security       325,229,791  48,000,000  90,000,000  57,000,000   42,000,000   63,469,722
Balance

Ending
Adjusted       325,229,791  48,000,000  90,000,000  57,000,000   42,000,000
Balance

Ending                                                              6.7125%
Certificate
Balance as %
Participation
Interest
Invested
Amount

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Targeted
Balance        325,363,746  68,826,946 102,167,883  65,352,342   52,151,307

Minimum
Adjusted                    16,000,000  30,000,000  19,000,000   14,000,000   17,000,000
Balance

Certificate
Minimum                                                           6,320,191
Balance

Ending OC                                                                     45,888,512
Amount as
Holdback
Amount

Ending OC                                                                     17,581,210
Amount as
Accelerated
Prin Pmts

Beginning Net         0.00        0.00        0.00        0.00         0.00         0.00
Charge offs

Reversals             0.00        0.00        0.00        0.00         0.00         0.00
Charge offs           0.00        0.00        0.00        0.00         0.00         0.00

Ending Net            0.00        0.00        0.00        0.00         0.00         0.00
Charge Offs

Interest/Yield  $1.7203256  $4.7416667  $4.8333333  $5.0416667   $5.3333333
Paid per $1000

Principal Paid $13.3508781  $0.0000000  $0.0000000  $0.0000000   $0.0000000
per $1000

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


Series 1997-2  Owner Trust Calculations
Due Period                                         November 1999
Payment Date                                        Dec 15, 1999
Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       17,287,489.06
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                         133,955.63

Series Participation Interest Monthly Interest      3,857,922.01

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,568,936.93
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           227,600.00
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           435,000.00
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             287,375.00
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        224,000.00
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-     12,042,045.19
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

 Pay Certificate Yield if not paid pursuant to              0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance             0.00
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt         5,245,443.87
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)           133,955.63
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             981,054.45
Certificate - Sec. 3.05(a)(vii)

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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt     5,245,443.87
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total          133,955.63
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback     5,111,488.24
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate                0.00

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